                                                                   Exhibit 99.09


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

              ---------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-4
              ---------------------------------------------------

                Monthly Period:                   5/1/00 to
                                                  5/31/00
                Distribution Date:                6/12/00
                Transfer Date:                    6/9/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A.     Information Regarding the Current Monthly Distribution.
         -------------------------------------------------------

         1.    The total amount of the distribution to
               Certificateholders on the Distribution Date per
               $1,000 original certificate principal amount
                                                                     Class A                                   $6.09698
                                                                     Class B                                   $6.26198
                                                                     CIA Inv. Amt.                             $7.16029
                                                                                                             ----------
                                                                         Total (Weighted Avg.)                 $6.21037

         2.    The amount of the distribution set forth in
               paragraph 1 above in respect of interest on
               the Certificates, per $1,000 original
               certificate principal amount
                                                                     Class A                                   $6.09698
                                                                     Class B                                   $6.26198
                                                                     CIA Inv. Amt.                             $7.16029
                                                                                                            -----------
                                                                         Total (Weighted Avg.)                 $6.21037

MONTHLY CERTIFICATEHOLDER'S STATEMENT                            Series 1996-4
Page 2

         3.    The amount of the distribution set forth in paragraph 1
               above in respect of principal on the Certificates, per
               $1,000 original certificate principal amount
                                                                     Class A                                              $0.00000
                                                                     Class B                                              $0.00000
                                                                     CIA Inv. Amt.                                        $0.00000
                                                                                                                        ----------
                                                                     Total (Weighted Avg.)                                $0.00000

B.       Information Regarding the Performance of the Trust.
         ---------------------------------------------------

         1.    Allocation of Principal Receivables.
               -----------------------------------

               The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                                                     Class A                                        $70,664,921.48
                                                                     Class B                                         $6,400,992.16
                                                                     CIA Inv. Amt.                                   $8,077,442.50
                                                                                                                    --------------
                                                                     Total                                          $85,143,356.14

         2.    Allocation of Finance Charge Receivables
               ----------------------------------------

               (a1)   The aggregate amount of Allocations of Finance Charge
                      Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                                                     Class A                                         $7,437,246.93
                                                                     Class B                                           $673,683.04
                                                                     CIA Inv. Amt.                                     $850,123.79
                                                                                                                    --------------
                                                                     Total                                           $8,961,053.76

               (b1)   Principal Funding Investment Proceeds (to Class A)                                                     $0.00
               (b2)   Withdrawals from Reserve Account (to Class A)                                                          $0.00
                                                                                                                    --------------
                      Class A Available Funds                                                                        $7,437,246.93

               (c1)   Principal Funding Investment Proceeds (to Class B)                                                     $0.00
               (c2)   Withdrawals from Reserve Account (to Class B)                                                          $0.00
                      Class B Available Funds                                                                          $673,683.04

               (d1)   Principal Funding Investment Proceeds (to CIA)                                                         $0.00
               (d2)   Withdrawals from Reserve Account (to CIA)                                                              $0.00
                      CIA Available Funds                                                                              $850,123.79

MONTHLY CERTIFICATEHOLDER'S STATEMENT                              Series 1996-4
Page 3

         3.    Principal Receivable / Investor Percentages

               (a)    The aggregate amount of Principal Receivables in
                      the Trust as of the last day of the Monthly Period                                        $36,124,641,027.99

               (b)    Invested Amount as of the last day of the preceding
                      month (Adjusted Class A Invested Amount
                      during Accumulation Period)
                                                                     Class A                                       $500,000,000.00
                                                                     Class B                                        $45,180,000.00
                                                                     CIA Inv. Amt.                                  $57,230,000.00
                                                                                                                 -----------------
                                                                     Total                                         $602,410,000.00

               (c)    The Floating Allocation Percentage: The Invested
                      Amount set forth in paragraph 3(b) above as a
                      percentage of the aggregate amount of Principal
                      Receivables as of the Record Date set forth in
                      paragraph 3(a) above
                                                                     Class A                                               1.384%
                                                                     Class B                                               0.125%
                                                                     CIA Inv. Amt.                                         0.158%
                                                                                                                         -------
                                                                     Total                                                 1.667%

               (d)    During the Amortization Period: The Invested Amount
                      as of ______ (the last day of the Revolving Period)
                                                                     Class A                                                 $0.00
                                                                     Class B                                                 $0.00
                                                                     CIA Inv. Amt.                                           $0.00
                                                                                                                           -------
                                                                     Total                                                   $0.00

               (e)    The Fixed/Floating Allocation Percentage: The Invested
                      Amount set forth in paragraph 3(d) above as a
                      percentage of the aggregate amount of Principal
                      Receivables set forth in paragraph 3(a) above
                                                                     Class A                                               0.000%
                                                                     Class B                                               0.000%
                                                                     CIA Inv. Amt.                                         0.000%
                                                                                                                          ------
                                                                     Total                                                 0.000%

MONTHLY CERTIFICATEHOLDER'S STATEMENT                             Series 1996-4
Page 4

         4.    Delinquent Balances.
               -------------------

               The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

               (a)    35 - 64 days                                                          $428,403,170.53
               (b)    65 - 94 days                                                          $277,772,886.82
               (c)    95 - 124 days                                                         $231,052,772.40
               (d)    125 - 154 days                                                        $196,167,513.76
               (e)    155 - 184 days                                                        $164,129,162.83
               (f)    185 or more days                                                                $0.00
                                                                                                      -----
                                                                     Total                $1,297,525,506.34


         5.    Monthly Investor Default Amount.
               -------------------------------

               (a)    The aggregate amount of all defaulted Principal
                      Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                                                                     Class A                  $3,356,048.09
                                                                     Class B                    $303,998.60
                                                                     CIA Inv. Amt.              $383,617.28
                                                                                             --------------
                                                                     Total                    $4,043,663.97


         6.    Investor Charge-Offs & Reimbursements of Charge-Offs.
               ----------------------------------------------------

               (a)    The aggregate amount of Class A Investor Charge-
                      Offs and the reductions in the Class B Invested
                      Amount and the CIA Inv. Amt.
                                                                     Class A                          $0.00
                                                                     Class B                          $0.00
                                                                     CIA Inv. Amt.                    $0.00
                                                                                                     ------
                                                                     Total                            $0.00

               (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                                                     Class A                          $0.00
                                                                     Class B                          $0.00
                                                                     CIA Inv. Amt.                    $0.00
                                                                                                     ------
                                                                     Total                            $0.00

MONTHLY CERTIFICATEHOLDER'S STATEMENT                              Series 1999-4
Page 5

               (c)    The aggregate amount of Class A Investor Charge-
                      Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Inv. Amt.

                                                       Class A                                      $0.00
                                                       Class B                                      $0.00
                                                       CIA Inv. Amt.                                $0.00
                                                                                                 --------
                                                       Total                                        $0.00

               (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                                       Class A                                      $0.00
                                                       Class B                                      $0.00
                                                       CIA Inv. Amt.                                $0.00
                                                                                                  -------
                                                       Total                                        $0.00

         7.    Investor Servicing Fee
               ----------------------

               (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                                       Class A                                $625,000.00
                                                       Class B                                 $56,475.00
                                                       CIA Inv. Amt.                           $71,537.50
                                                                                            -------------
                                                       Total                                  $753,012.50


         8.    Reallocated Principal Collections
               ---------------------------------
                      The amount of Reallocated CIA Inv. Amt. and Class B
                      Principal Collections applied in respect of Interest
                      Shortfalls, Investor Default Amounts or Investor
                      Charge-Offs for the prior month.

                                                       Class B                                      $0.00
                                                       CIA Inv. Amt.                                $0.00
                                                                                                  -------
                                                       Total                                        $0.00

         9.    CIA Invested Amount

               (a)    The amount of the CIA Invested Amount as of the close of
                      business on the related Distribution Date after giving
                      effect to withdrawals, deposits and payments to be made
                      in respect of the preceding month                                    $57,230,000.00

MONTHLY CERTIFICATEHOLDER'S STATEMENT                              Series 1996-4
Page 6

           (b)  The Required CIA Invested Amount as of the close
                of business on the related Distribution Date
                after giving effect to withdrawals, deposits and
                payments to be made in respect of the preceding
                month                                            $57,230,000.00

     10.   The Pool Factor
           ---------------
                The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor
                                                Class A              1.00000000
                                                Class B              1.00000000
                                                Total                1.00000000

     11.   The Portfolio Yield
           -------------------
              The Portfolio Yield for the related Monthly Period           9.80%

     12.   The Base Rate
           -------------
              The Base Rate for the related Monthly Period                 8.77%


  C  Information Regarding the Principal Funding Acccount
     ----------------------------------------------------

         1.   Accumulation Period

         (a)  Accumulation Period commencement date                  06/01/2006

         (b)  Accumulation Period Length (months)                             2

         (c)  Accumulation Period Factor                                   6.32

         (d)  Required Accumulation Factor Number                             8

         (e)  Controlled Accumulation Amount                    $301,205,000.00

         (f)  Minimum Payment Rate (last 12 months)                       14.06%

MONTHLY CERTIFICATEHOLDER'S STATEMENT                             Series 1996-4
Page 7

             2.   Principal Funding Account
                  -------------------------

                  Beginning Balance                                                                                       $0.00
                       Plus:    Principal Collections for related Monthly Period from
                                Principal Account                                                                         $0.00
                       Plus:    Interest on Principal Funding Account Balance for
                                related Monthly Period                                                                    $0.00

                       Less:    Withdrawals to Finance Charge Account                                                     $0.00
                       Less:    Withdrawals to Distribution Account                                                       $0.00
                                                                                                                        -------
                  Ending Balance                                                                                          $0.00

             3.   Accumulation Shortfall
                  ----------------------

                           The Controlled Deposit Amount for the previous
                           Monthly Period                                                                                 $0.00

                  Less:    The amount deposited into the Principal Funding
                           Account for the Previous Monthly Period                                                        $0.00

                           Accumulation Shortfall                                                                         $0.00
                                                                                                                        -------
                           Aggregate Accumulation Shortfalls                                                              $0.00

             4.   Principal Funding Investment Shortfall
                  --------------------------------------

                           Covered Amount                                                                                 $0.00

                  Less:    Principal Funding Investment Proceeds                                                          $0.00
                                                                                                                       --------
                           Principal Funding Investment Shortfall                                                         $0.00
                                                                                                                       --------

  D.   Information Regarding the Reserve Accounting
       --------------------------------------------

           1.      Required Reserve Account Analysis
                   ---------------------------------

                  (a)  Required Reserve Account Amount percentage                                                       0.00000%

                  (b)  Required Reserve Account Amount ($)                                                                $0.00
                       (0.5% of Invested Amount or other amount
                       designated by Transferor)

                  (c)  Required Reserve Account Balance after effect of
                       any transfers on the Related Transfer Date                                                         $0.00

                  (d)  Reserve Draw Amount transferred to the Finance
                       Charge Account on the Related Transfer Date                                                        $0.00

MONTHLY CERTIFICATEHOLDER'S STATEMENT                              Series 1996-4
Page 8

            2.    Reserve Account Investment Proceeds
                  ------------------------------------
                  Reserve Account Investment Proceeds transferred to the
                  Finance Charge Account on the Related Transfer Date                                                     $0.00

             3.   Withdrawals from the Reserve Account
                  ------------------------------------
                  Total Withdrawals from the Reserve Account transferred
                  to the Finance Charge Account on the related Transfer                                                   $0.00
                  Date (1 (d) plus 2 above)

             4.   The Portfolio Adjusted Yield
                  ----------------------------
                  The Portfolio Adjusted Yield for the related Monthly Period                                              3.28%

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page



                                        First USA Bank, National Association
                                        as Servicer

                                        By:  /s/ Tracie Klein
                                             -----------------------------------
                                             Tracie Klein
                                             First Vice President